RELATED PARTIES	12 Months Ended
Dec. 31, 2021
Disclosure of transactions between related parties [abstract]
RELATED PARTIES
NOTE 6 - RELATED PARTIES

A.	CAESARS (which acquired WILLIAM HILL):

On June 18, 2018, the Company entered into a license agreement with WHG (International) Ltd. (“WHG”), an affiliate of William Hill. Pursuant to the license agreement, the Company has granted WHG a sub-license to use the NeoSphere Platform (the “Licensed IP”) for a period of four years (the “Initial Period”) to operate in the US iGaming market and additional jurisdictions agreed to by the parties. It was also agreed that William Hill will compensate the Company for the right to use the Licensed IP as well as costs associated with adjustments (“Developed IP”) required to be made to the Licensed IP so that the Licensed IP would be deemed complaint with specific market requirements and other market practices. Upon a change in control of the Company, WHG has the option (the “IP Option”) to convert the license into a perpetual license for a payment of £15.0 million. The Company has also agreed to provide WHG with the IP Option following the completion of a four-year period from the date of the term sheet. The fair value of the IP Option liability was valued with the assistance of a third-party appraiser to be approximately $3.45 million.

The Company’s total revenues from this license agreement in the year ended December 31, 2021 and 2020 amounted to approximately $7.9 million and $6.7 million, respectively. The outstanding amounts due under this license agreement as of December 31, 2021 and 2020 amounted to approximately $0.8 million and $2.0 million, respectively, and are included in trade receivables.

During 2018, the Company borrowed $4.0 million with a stated annual interest rate of 5.0% (the “First Loan”) and $2.0 million with a stated annual interest rate of 1.0% from the credit facility being made available by William Hill pursuant to the Investment and Framework Shareholders’ Agreement dated August 6, 2015. During 2019, the Company borrowed a total of $6.5 million with a stated annual interest rate of 1.0% from this credit facility. All three loans were due in August 2020; however, all the loans were extended in 2020 as described below.

In February 2020, the parties agreed to extend the original repayment schedule such that, all principal loan amounts are due for a full repayment (interest plus principal) on June 15, 2023 and the First Loan is due for repayment on June 30, 2021. The implied benefit of $2.5 million (reflecting the extension of the original repayment schedule) was accounted for as a modification of debt in accordance with IFRS 9, with a related party and therefore recorded in “Reserve with respect to funding transactions with related parties” in the statement of changes in equity (deficit) and will be amortized as additional interest expense over the remaining period of the loans.
On September 18, 2020, the Company borrowed $2.5 million from the credit facility to partially early repay the principal of the First Loan. The loan bears an annual interest rate of 1.0%, which is below market interest rate, and is due in full on June 15, 2023. Therefore, the $0.6 million difference in discounted cash flows to be paid for the outstanding amount based on the market annual interest rate of 12% amounted to $1.9 million, and its face value was recorded directly into the statement of changes in equity (deficit) under “Reserve with respect to funding transactions with related parties” as “Benefit to the Company by an equity holder with respect to funding transactions” and will be amortized as additional interest expense over the period of the loan.

The difference in the interest rates between the calculated annual market interest rate of 12% and interest due on these loans was recorded as loan discounts to be amortized over the funding repayment period as additional finance expenses. Accordingly, the Company recorded interest expenses on the loans based on the fair value market interest rate of $1.2 million, $1.4 million and $1.3 million in 2021, 2020 and 2019, respectively.

During 2021, the company paid $1.5 million.

Loans and other due to Caesars, net:

	As of December 31,
	2021	2020
	U.S. dollars (in thousands)

Loan principals	11,000	12,500
Discounts	(1,445)	(2,492)
Accrued interest	267	677
Liability with respect to IP Option	3,450	3,450
Receivables on IP Option	(373)	(1,497)
	12,899	12,638

B.	ASPIRE GROUP:

On August 6, 2015, the Company entered into a services agreement with Aspire and Caesars pursuant to which the Company has provided Aspire with certain dedicated development, maintenance and support services necessary for the operation of Aspire's business (the “Transition Service Agreement”). On July 8, 2015, the Company entered into a cost allocation agreement with Aspire (mainly with respect to the office lease in the reported periods) pursuant to which each party has agreed to bear certain costs that are then recovered on a pass through basis from the other party, including a sublease to the Company's Israeli offices, provided to the Company by Aspire until 2021 (the “Cost Allocation Agreement”). The sublease and related charges totaled $1 million.

In the reported periods, the Company provided and received certain services from the Aspire Group, such as research and development services and administrative services as follows:

	For the year ended December 31,
	2021	2020	2019
	U.S. dollars (in thousands)

Revenues generated from the Transition Services Agreement	1,617	2,430	4,099
Expenses derived by the Cost Allocation Agreement:
Labor (included in general and administrative expenses)	251	66	68
Rent (included in depreciation and interest with respect to right of use)	1,198	1,064	1,047
Other (included in general and administrative expenses)	230	160	177
Total expenses	1,679	1,290	1,292
Capital notes and accrued interest from due to Aspire Group:

On May 18, 2017, the parties agreed to extend the original repayment schedule of the capital notes and the accrued interest, such that the outstanding amounts would have been repaid in March 2022. On March 31, 2022 the above mentioned capital notes and accrued interest has been paid. The extension was accounted for as a modification of debt in accordance with IFRS 9, with a related party, therefore the $6.4 million difference of the discounted cash flows to be paid for the outstanding amounts based on the annual market interest rate of 20% amounted to $9.6 million and their face value, was recorded directly into the statement of changes in equity under "Reserve with respect to funding transactions with related parties" as "Benefit to the Company by certain of its equity holders with respect to funding transactions" and has been amortized as additional interest expense over the remaining period of the capital notes.

In March 2022 the outstanding amount have been paid.

As of December 31,	Principal amount	Balance*	Contractual interest rate	Effective interest rate
	U.S. dollars (in thousands)%

2021	21,838	21,086	1	20
2020	21,838	17,739	1	20

* Including accrued interest of $582 thousand for the years of December 31, 2021 and 2020.

The interest expenses for the years ended December 31, 2021, 2020 and 2019 amounted to $3.6 million, $3.0 million and 2.5 million, respectively.

C.	Consultancy Agreement:

On June 1, 2015, Barak Matalon, a member of the Company's board of directors and owner of more than 5% of the Company's ordinary shares, entered into a consultancy service agreement with the Company that calls for a monthly payment of NIS 45,000 (plus VAT) in consideration of services being rendered by Mr. Matalon to the Company. The consulting fees under such agreement, which remains in effect, for the years ended December 31, 2021, 2020 and 2019 amounted to $195 thousand, $158 thousand and $153 thousand, respectively, and are included within general and administrative expenses.